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                                                                    EXHIBIT 10.1

                           PIKTEL TECHNOLOGIES LTD.
                                (the "Company")




                           EMPLOYEE SHARE OWNERSHIP

                                AND OPTION PLAN

             Pursuant to the Board Resolution dated March 29, 1995
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                           PIKTEL TECHNOLOGIES LTD.






                           EMPLOYEE SHARE OWNERSHIP

                                AND OPTION PLAN
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                               TABLE OF CONTENTS

1.     Preamble.

2.     Management of the Plan.

3.     The Shares subject to the Plan.

4. The Plan exhausts the employee's entitlement to receive options in the Company.

5.     Allotment of the options and shares to the trustee.

6. Agreement with the employee (option or agreement for the purchase of shares) and conditions of exercise.

7.     Exercise of the option.

8.     Transfer of the shares into the name of the employee.

9.     Additional documents.

10. Taxation and other arrangements in connection with the transfer of the shares to the employee.

11.    Dividends.

12. Rights and/or benefits arising out of the employee-employer relationship and the absence of an obligation to employ.

13.    Adjustments for changes in the capital structure.

14. Amendment of the Plan, amendment of existing options or the replacement thereof.

15.    Commencement of the Plan; termination, freezing or lapse thereof.

16. Release of the trustee and the legal advisor from liability and indemnification.

17.    Arbitration.

18.    The employee's declarations and covenants.

19.    Miscellaneous.

20.    Notices and/or instructions.


APPENDICES
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                                       3
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Appendix A:         Section 102 of the Income Tax Ordinance and the Income Tax
                    Rules (Tax Relief on the Allotment of Shares to Employees, 5749-198); the version as of the date of commencement of the Plan (Clause 1.4).

Appendix B:         Trust deed pursuant to Regulation 3 of the Commissioner's
                    Rules (Clause 5.2).

Appendix C:         The Company's notice to the Assessing Officer as to the
                    Allotment Plan (Clause 5.2).

Appendix D:         Employee's notice to the trustee as to exercise of the
                    option (Clause 7.1).

Appendix E:         Notice to the Company of exercise of the option by the
                    trustee (Clause 7.3).

Appendix F:         Power of attorney given by the employee to the legal advisor to sign the documents (Clause 9.2).

Appendix G:         Employee's confirmation to which he undertakes not to claim exemption pursuant to Sections 95 or 97(a) of the Ordinance, and the consent of the employee to the trust deed signed pursuant to the Commissioner's Rules by the Company and the trustee (Clause 10.7).


1.     PREAMBLE
       --------

                                       4
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       1.1    The object of the Plan is to enable employees and advisors of the
              Company, employers and advisors of its subsidiaries, companies that have an interest in the Company, and companies related to the Company (collectively, the "Company") to acquire shares of the Company either at the market price or at a price higher or lower than the market, as shall be determined from time to time by the Company's Board ("Board").

       1.2 The Company, by means of the Plan, aims to continue to enjoy the services of the present officers of the Company, to ensure the acquisition of the services of other appropriate persons to fill the senior positions in the Company, and to create incentives for the holders of the senior positions in the Company to invest their maximum effort towards the Company's success while remaining faithful to the Company throughout. The Company is a high-technology Company and the value of its shares is dependent, inter alia, upon the effort which the Company's senior employees invest therein, upon their initiative and upon their creativity. The Company aims that its success shall also be theirs.

       1.3 The Company intends to bring the Plan under Section 102 of the Income Tax Ordinance ("Section 102" and the "Ordinance", respectively) and under the Income Tax Rules (Tax Relief on the Allotment of Shares to Employees), 5749-1989 ("Commissioner's Rules"). Nonetheless, the Company does not warrant that the Plan will be recognized by the income tax authorities or that even if it should comply with current provisions of the law, there will not be any future changes in the provisions of the law, the regulations or the Commissioner's Rules, in existence from time to time, or that the exemption under Section 102 will not be abolished by the Commissioner in accordance with his authority pursuant to the Commissioner's Rules and that the same will not affect the taxation of any of the employees, or that for other considerations the Company shall prefer not to apply Section 102 to the options or shares which have vested to the employees from time to time pursuant to the Plan. Accordingly, the Company reserves the right at its absolute sole discretion to operate the Plan in whole or part, from time to time, outside of the framework of Section 102, whether with respect to all the employees or part of them.

       1.4 In the event that the provisions of Section 102 and the Commissioner's Rules apply to the employees or any one of them, then the provisions of Section 102 and the Commissioner's Rules as amended from time to time, or if the Commissioner shall determine special conditions for the Plan or a specific allotment within the framework of the Plan then these shall also be an integral part of this Plan in as much as they affect the employees to whom they apply. In the event of a contradiction between the clauses of the Plan, the appendices attached thereto and the agreements with employees prepared pursuant thereto or their application, and the provisions of the law and the Commissioner's Rules, the provision of the law and the Commissioner's Rules shall apply and the necessary adjustments to the Plan shall be determined by the Board at its sole discretion and its determination in this regard shall be final and binding. (For the employees convenience, a current version

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              of Section 102 and the Commissioner's Rules in effect at the time of adoption of the Plan are annexed hereto as Appendix A.) It is emphasized that only the version that is published in the Official Gazette is binding. Each employee is required to learn and consider the provisions of Section 102 and the Commissioner's Rules since they constitute an integral part of this Plan as aforesaid.

       1.5 In the event the Company's shares are registered for trade on the Tel-Aviv Stock Exchange Ltd., or on any other stock exchange, whether in Israel or abroad (hereinafter the "Stock Exchange") the grant of options and/or the issue of shares under the Plan may be conditional upon submission to the Stock Exchange or Securities Authorities (the "Authorities") of an outline, an immediate report, or a similar document or upon meeting any other requirement or instruction of the Stock Exchange and the requirement of any other authority acting under law as exists from time to time. In such event, in accordance with the Board's resolution, the Plan and the Agreements prepared pursuant thereto, may be amended as necessary to meet the requirements of the Stock Exchange or of the Authority, or any other authority as aforesaid. Such an amendment shall be part of the Plan and in any event of contradiction between the amendment and the Plan's provisions, the amendment's provisions shall prevail.

              Furthermore, in the event that the granting of the options and/or allotment of shares as a result of exercise of the options pursuant to the Plan, shall be subject to proceedings and/or to approvals required by law, then completion of the proceedings and/or the receiving of the approvals required by law shall constitute a preliminary condition to execution of the allotment.

2.     MANAGEMENT OF THE PLAN
       ----------------------

       2.1 The Plan will be managed by the Board, whose interpretations, applications and modes of management thereof shall be final and binding subject to the provisions of the Plan, conferring powers of interpretation or determination on the legal advisor. The Board or whomever it designates shall have the exclusive power to determine questions of policy and efficiency, which are likely to arise in the operation of the Plan.

              Every right, power or authority conferred on the Company by the Plan shall be exercised by the Board or whomever has been authorized by it to do so. Every directive or notice signed by two members of the Board shall constitute decisive proof and authority for every act or decision of the Company.

       2.2 Without derogating from the generality of the aforegoing, the Board shall have the following powers:

              2.2.1 To determine at their absolute and sole discretion who shall serve as trustee pursuant to the Plan. To change the trustee in the future at their absolute sole discretion and/or to appoint someone else to serve as trustee in place of the existing trustee if the

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                       existing trustee is unable or unwilling to fulfill his
                       duty as trustee, or in the event that Section 102 shall apply to the Plan, if the approval of the trustee is canceled by the Commissioner of Income Tax (in the event that Section 102 shall apply to the Plan all the above powers shall be exercised in coordination with the income tax authorities).

              2.2.2 To interpret the Plan and the options and shares which shall be granted pursuant to the Plan, and to make, amend, and repeal regulations and instructions in the Plan.

              2.2.3 To delegate its powers pursuant to the Plan to a committee, whether the committee shall operate as an independent committee or as a committee subject to the Board.

              2.2.4 To determine at their absolute sole discretion, from time to time, in general or for each employee individually:
                       (i) the date and manner of the granting of the options and the allotment of shares or any part thereof; (ii) to set conditions, which shall not necessarily be identical, for every option or share which the Company shall grant, including the price and the conditions for the exercise of the option and the allotment of the share; (iii) the date or dates upon which the option(s) or part thereof shall be exercised; (iv) the manner of exercise of the option; (v) the number of the shares which may be made available to the employee for acquisition at times, including the minimum number of shares which may be realized at any time an option is exercised; (vi) the employees' obligations to the Company, including the obligation of the employee to sign every document which the Board determines is of importance to the Company, and upon which the exercise of the option and the receipt of the share or the share certificate by the employee is dependent; (vii) to sign with the employee or employees an option agreement or agreements or share allotment agreement or any other agreement in any form as shall be determined by the employee and the Company. In general this Plan provides a framework and the Board may, with respect to any employee or employees, determine any matter relating to the grant of options and the allotment of shares in individual agreements. The Board shall be empowered to allot from the shares subject to the Plan, shares or options to purchase shares also to persons providing services to the Company, but such grant or allotment shall not be a qualifying allotment as defined in Section 102 and the Commissioner's Rules, unless these are so modified.

              2.2.5 In general, to exercise its authority, to take action and to impose limitations and/or conditions with respect to the Plan and/or the options granted pursuant to the Plan and/or the shares subject to the options and/or the shares which shall be allotted pursuant to the Plan, all as the Board in its absolute discretion, shall consider to be correct or necessary for the good of the Company and the employees.

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              2.2.6    To appoint and replace, from time to time a legal advisor
                       for purposes of this Plan's provisions (the "Legal Advisor").

              2.2.7 The powers vested in the Board pursuant to the Plan, shall be exercised, as long as, in the Board's opinion, no prejudice is caused to the rights of the employees, to whom securities have been allotted pursuant to the Plan and to the option agreement.

       2.3 No director or officer of the Company shall bear personal liability or any obligation to an employee as a result of any decision and/or action carried out in relation to the Plan or its execution.

3.     THE SHARES SUBJECT TO THE PLAN
       ------------------------------

       3.1 The shares subject to the Plan shall be the ordinary shares of the Company (the "Shares"). The maximum number of Shares subject to the Plan is 180,000 ordinary shares of NIS 0.10 nominal value each. The number of shares shall be amended pursuant to adjustments, if any, to the Company's share capital (such as splits, combinations, distribution of bonus shares, etc.), as set forth in Clause 13 below. In the event that an option granted under the Plan shall lapse for any reason, or shall end without having been fully exercised, or if Shares which have been allotted to persons entitled thereto are acquired back from them, or if the persons entitled to the Shares have lost their rights to the Shares, the Shares which have not been purchased pursuant to such option or the Shares of which the acquisition have not been completed shall again be placed at the disposal of the Plan. Any increase in the maximum number of Shares shall be made by the Board and shall require the approval of the general meeting of the shareholders of the Company.

       3.2 As long as the shares are held by the trustee or registered in his name in the register of members of the Company or as long as the share certificates are held by the trustee or the Legal Advisor, the trustee alone shall be entitled to receive every notice to which a shareholder is entitled, and he shall be entitled to exercise every right of the shareholders of the Company or require any information, financial report or other report which a shareholder has the right to require from the Company, and to participate in every shareholders' meeting. The employee shall not be entitled to exercise any such right as shareholder or make any demand or request of the trustee in this regard. The trustee shall vote at the general meeting of the Company in the same proportion as the other shareholders, and in such a manner, so that for practical purposes he shall be deemed to have abstained.

4.     THE PLAN EXHAUSTS THE EMPLOYEE'S ENTITLEMENT TO RECEIVE OPTIONS IN THE
       ----------------------------------------------------------------------
       COMPANY
       -------

       By signing the Option Agreement mentioned in Clause 6 below, the employee declares and agrees that the Plan and the Agreement take precedence over any agreement, arrangement and/or understanding which may have been made in the past, if any, whether in writing or verbally between the employee and the Company, its directors and/or shareholders, and every arrangement, undertaking or promise to grant options and/or shares in the company, which

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       has been promised to the employee in the past by the shareholders or directors of the Company or related companies shall have no effect and are null and void. Accordingly, in all matters relating to options or shares of the Company, only the provisions of the Plan or the option agreement shall apply. Upon the earlier of receipt by the employee of the options, or upon their receipt by the trustee on his behalf, or the signing of the option agreement, the employee expressly waives every right which he had in the past, if any, vis a vis the Company, its shareholders or directors in connection with options or shares in the Company.

5.     ALLOTMENT OF THE OPTIONS AND THE SHARES TO THE TRUSTEE
       ------------------------------------------------------

       5.1 The Board shall appoint a trustee for the purposes of this Plan. The trustee shall have all the powers provided by the law, the Commissioner's Rules, and the Plan and he shall act in accordance therewith, as shall be in effect from time to time, with respect to the shares or options which have been allocated to him for the employees, in accordance with the decision of the Board. The Company shall pay the trustee a salary as shall be agreed between the trustee and the Company.

       5.2 If the Plan or part thereof will be brought under Section 102, the Company and the trustee shall apply to the Commissioner of Income Tax for approval of the trustee pursuant to the provisions of
              Section 102 and the Commissioner's Rules. The Company and the trustee shall sign such trust deed as is provided by the Commissioner's Rules (the "Trust Deed") and shall notify the Assessing Officer, at the office at which the Company's file is maintained, of the allotment Plan at least 30 days prior its execution, pursuant to the provisions of the Commissioner's Rules.

              The Trust Deed agreed with the trustee who has been appointed by the Board for purposes of this Plan forms an integral part hereof and is attached hereto as Appendix B. The form of the notice to the Assessing Officer is attached hereto as an integral part hereof as Appendix C.

              The Company and the trustee shall be entitled to amend the Trust Deed, from time to time, as shall be deemed necessary by the Board for the purpose of executing the Plan in the most efficient manner possible for the good of the Company and the employees.

       5.3 The share certificates and the option agreements shall be issued in the name of the trustee and shall be deposited with and held by him, and registered in his name in the register(s) of members of the Company for a minimum period as shall be determined by the Board but which shall not be less than 24 months from the earlier of the date on which the options are granted or shares are allotted to the trustee (hereinafter referred to as the "Restriction Period"). The option agreements/share certificates shall be allotted to the trustee and shall be deposited with him on the date determined by the Board, after completion, to its satisfaction, of all the proceedings to proceed to the commencement of the Plan (hereinafter referred to as the "Fixed Day").

       5.4 In the event that additional Restriction Periods will apply to the options and/or shares pursuant to instructions of the Stock Exchange and/or

                                       9
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              any law, the Board shall establish the extent and conditions of their application with an approach to endeavor to apply them parallel to the Restriction Period as far or is possible.

       5.5 For as long as the options have not been exercised and the shares have not been allotted, transferred and registered in the employee's name in the Company's registers, the employee shall not have any of the rights granted to a shareholder of the Company.

       5.6 Nothing in the aforegoing provisions shall derogate from the power of the Board to grant options and/or to allot shares to the trustee otherwise than under the provisions of Section 102 and the Commissioner's Rules, to appoint a trustee other than the trustee appointed by the Company for the purposes of Section 102, or to allot shares or grant options to employees directly and not through a trustee, upon such conditions as shall be determined by the Board.

6.     AGREEMENT WITH THE EMPLOYEE (OPTION OR AGREEMENT FOR THE PURCHASE OF
       --------------------------------------------------------------------
       SHARES) AND CONDITIONS OF EXERCISE
       ----------------------------------

       Every employee shall be required, unless the Board has reached a contrary agreement, to sign an option agreement or a share purchase agreement or another agreement, as determined from time to time by the Board, in the version presented from time to time by the Legal Advisor of the Company, and as shall be approved by the Board (hereinafter the "Option Agreement" or "Share Purchase Agreement" or the "Agreement").

       The Agreement, which shall be signed with the employee, will not necessarily be identical with respect to each employee. The following conditions, unless expressly otherwise determined in respect of a particular option, shall apply to every option and shall apply mutatis mutandis to the Share Purchase Agreement:

       6.1 The option shall be in force for a period of 10 (ten) years from the date of commencement of the Plan, as such date is defined in Clause 15 below. The option shall lapse upon expiration of this period unless this period is extended by the Board.

       6.2 Unless the provisions of Section 102 and the Commissioner's Rules do not apply to the option and unless the Board has reached a contrary agreement with the employee, the option shall be granted to the trustee on behalf of any employee, without consideration, or at such price as shall be determined by the Board at their absolute discretion ("Option Price"). The consideration for the shares, which shall be purchased upon exercise of the option, shall also be determined by the Board, and may be the market price or a price higher or lower than the market price of the shares, provided that it shall be not less than the nominal value of the shares relating to such option (hereinafter referred to as the "Option Exercise Price").

       6.3 In addition to the provisions of Clause 6.2 and without prejudice thereto, if the law and the Commissioner's Rules shall apply to the Agreement, the option shall be granted or the shares shall be allotted to the

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              employee in consideration for the employee waiving salary in accordance with a written understanding between himself and the Company or pursuant to the provisions of the Agreement.

       6.4 Unless determined otherwise in the Agreement, the Option Exercise Price shall be paid by the employee to the Company no later than the date of exercise of the option.

              In any event that an arrangement is made for deferred payment of the option exercise price, the Board may determine that the deferred payment shall be linked to the consumer price index or to a similar index or to a foreign currency, and may also include interest.

       6.5 The option and/or the right to the option and/or the Shares are personal, and except insofar as is specified in this Plan, and pursuant to Section 102 and the Commissioner's Rules (if they apply), may not be transferred, assigned, pledged, withheld, attached or otherwise charged either voluntarily or pursuant to any law, otherwise than by way of transfer pursuant to a will or the laws of inheritance (see Clause 6.8.4 below), and it is forbidden to grant any power of attorney or deed of transfer with respect thereto, whether the same has immediate effect or shall take effect on a future date. The option may be exercised only by the trustee on behalf of the employee named in the Option Agreement. A note as to the provisions of this Clause or a legend may appear on any document which grants the option including in the Option Agreement, and also on any share certificate or Share Purchase Agreement.

       6.6 The right to exercise the options is granted to the employee, but if the provisions of Section 102 and the Commissioner's Rules apply or if the Board has decided otherwise, the right to exercise the Options shall be granted to the trustee or the Shares shall be allotted to the trustee, in installments, gradually over a period of 4 (four) years from the date of granting the option, unless a different period or periods have been fixed for an employee or the provisions of Clause 6.7 below shall apply to him. At the end of every period which shall be determined in the Option Agreement for the exercise of the option (vesting periods), the option may, from time to time, be exercised in relation to all the shares allocated for that period in such manner that at the end of the 2 (two) years from the granting of the option the trustee shall, in the absence of contrary agreement with the employee, be entitled to exercise on behalf of the employee and at his request 1/2 (half) of the options and at the end of each of the remaining 2 (two) years another 1/4 (quarter).

              In addition, during every one of the vesting periods, the option may be exercised in relation to all or part of the shares allocated for every previous period in which the option was not fully exercised, subject to the provisions of Clause 6.8 below, provided that at the time of the exercise of the option the employee continues to be employed by the Company, or by a subsidiary company under its control on a continual basis from the date of the granting thereof until the date of the exercise thereof. After the end of the vesting periods and during the balance of the option period, the option may be exercised, from time to time, in

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              relation to all the shares which have not at that time been exercised and which shall remain subject to the conditions of the Option Agreement. The provisions of this Clause shall remain subject to the provisions of the Option Agreement which provide a minimum number of shares with respect to which the option may be exercised by any notice of exercise and also the provisions as to the number of times upon which the trustee can send the Company notice of exercise on behalf of the employee in respect of the option. The Board shall be entitled at any time to shorten the period of the vesting schedule.

       6.7 The Board may determine, at its discretion and subject to such conditions as it shall establish, that any employee shall be exempt from being subject to proportional allotment pursuant to the vesting period (as set forth in Clause 6.6) and shall be entitled to receive the options or the shares, through the trustee as specified in this Plan, or directly in his own name, upon signing of the Agreement or on such other date or dates as shall be agreed. In the event that the employees are exempt from proportional allotment subject to the vesting period (as set forth in Clause 6.6), the Board shall be entitled to determine by agreement with the employee that the trustee, or a subsidiary or affiliate of the Company shall have the right to repurchase the shares from the employee for a nominal consideration, if the employee shall not comply with the conditions which shall be determined by the Board or shall cease to be an employee of the Company. The Board shall determine additional conditions to this right of repurchase, including: (i) appropriate arrangements for the monies which shall be available to the trustee or the subsidiary or others for the purpose of the repurchase; (ii) conditions with respect to the voting rights of the employee;
              (iii) the right of first refusal or a pre-emptive right to purchase shares in the Company; (iv) the employees right to receive reports or information from the Company; and (v) the employees right to dividends with respect to shares which are likely to be reacquired as aforesaid. The employee shall not be entitled to sell or charge or transfer in any other manner the shares which are subject to the right of repurchase until the conditions determined by the Board as aforesaid have been complied with (including a minimum period of employment as a condition for the right of repurchase to lapse). As security for compliance with this undertaking the share certificate will be deposited with the trustee who will release the same to the employee only after the employee shall be finally entitled to the shares, and such shares shall not be subject to any other restrictive condition.

       6.8    Termination of the Employment of the Employee
              ---------------------------------------------

              6.8.1 Except for the reservations hereinafter contained, in the event of the termination of the employment of an employee by the Company for any reason whatsoever, whether for reasons entitling him to receive compensation for dismissal or for reasons which do not entitle him to obtain compensation for dismissal, upon the employee's instructions the trustee shall have the right to exercise the option on behalf of such employee during a period of 3 (three) months from the date of the termination of employment (as he could have done on the date of termination of the employment as aforesaid). For this purpose, the termination of the employment, shall be the date upon which the Company or the employee, as the case may be, shall notify the other party in writing of termination of the relationship between them (even if the notice shall contain a future date for the termination of their relationship, the date of termination of employment for this purpose shall be deemed to be the date of service of the notice). At the end of the said period of 3 (three) months, the option shall lapse. The employee shall notify the trustee in accordance with the provisions of Clause
                       7.1 below if he shall desire that the trustee shall exercise the option on his behalf.

              6.8.2 In the event that Section 102 and the Commissioner's Rules apply to the Plan, then if the employee has ceased to be an employee of the Company prior to the termination a period of two years from the date of the qualifying allotment, as defined in the Commissioner's Rules, (except if the employment ceased by reason of death, or if the Commissioner is satisfied that the employee has ceased to be employed by the Company for special reasons which are not under his control), then the exemption provided by Section 102 shall not apply, pursuant to the Commissioner's Rules, with respect to that employee. In such a case, the employee shall be obliged to make arrangements with the tax authorities at his expense for all matters connected with the taxation of the options and/or the shares and for payment of the tax which is due immediately as a condition of the exercise of the option pursuant to the provisions of law and the Commissioner's Rules. Without derogating from the obligation of the employee pursuant to this Clause, the Company and/or the Legal Advisor shall be entitled to apply to the income tax authorities in order to clarify the matter of the liability of the employee with regards to the income tax. The trustee shall not be obliged to transfer the options or the shares to the employee or to sell the shares on his behalf before the tax has been fully paid or before the trustee has received an approval pursuant to the Commissioner's Rules from the Assessing Officer as to the settlement of the tax.

              6.8.3 Notwithstanding the aforegoing, the Board is empowered at its absolute discretion, to extend the option exercise period with respect to any employee or employees for such period as it shall determine, and it is empowered to make conditional its aforesaid agreement to extend the option exercise period upon any condition it deems fit.

              6.8.4 In the event that an employee shall die after he has become entitled to exercise the option, but prior to the lapse thereof, the option shall be exercisable by the trustee on behalf of the employee's heir or heirs during the same period in which the option would have been exercisable on the date of the employee's death and with respect to the same number of Shares which were exercisable.

              6.8.5 Notwithstanding the aforesaid and pursuant to the provisions of Clause 6.1 above, in no case shall an option be exercisable on the expiration of 10 (ten) years from the date of commencement of the Plan, as such date is defined in Clause 15 below, unless such date is extended by the Board.

       6.9 The employee (whether as an option holder or even if shares have been allotted for him in the trustee's name) shall have none of the rights of a shareholder of the Company as long as the option has not been exercised and the shares allotted and registered in his name in the books of the Company.

7.     EXERCISE OF THE OPTION
       ----------------------

       7.1 An employee who desires that the trustee shall exercise an option on his behalf, shall instruct the trustee to do so in writing in the form annexed hereto as Appendix D or in such other form as shall be provided by the Legal Advisor. The employee shall annex to the notice the payment to be made with respect to the option exercise price, pursuant to the provisions of the Option Agreement and to the provisions of Clauses 6.2 and 6.4 above, together with all the other documents which the employee is obliged to sign as a condition for the exercise of the option, as specified in the Plan.

       7.2 If Section 102 does not apply to the option or the shares which relate thereto, or if in the opinion of the Legal Advisor it does not apply, and the options have been granted directly to the employee, the employee shall exercise the option by means of a notice of exercise in a form similar to Appendix D, but in place of the word "trustee" the word "employee" shall be inserted. In such cases, as a condition to the exercise of the option, the employee shall pay the tax applicable to him (including all tax payable by the Company arising out of its obligation to deduct tax at source) pursuant to the instructions of the Legal Advisor and the provisions of the Plan.

       7.3 Upon receipt of all the requisite documents, approvals and payments from the employee (which is a condition to the exercise of the option pursuant to the Plan, the Agreement, and in accordance with law), the trustee shall deliver a notice to the Company in the form annexed hereto as Appendix E or in such other form as shall be agreed with the employee. The Company shall allot the shares subject to the option in the name of the trustee, register the trustee in the register of members of the Company and shall provide the trustee with a share certificate in the name of the trustee with respect of those shares which shall be held by him, all pursuant to the provisions of this Plan, the law and the Commissioner's Rules.

              If the Agreement provides that the Company will grant the option directly to the employee, the tax has been paid and other conditions for the exercise of the option have been fulfilled, the shares will be allotted in the name of the employee.

8.     TRANSFER OF THE SHARES INTO THE NAME OF THE EMPLOYEE
       ----------------------------------------------------

       In the event the shares or the options have been allotted to the trustee, the following provisions shall apply:

       8.1 If the employee has not exercised the option, all the conditions of the Agreement have been fulfilled, the restriction period has ended and that the applicable tax has been paid in accordance with the provisions of the Plan, the law and the Commissioner's Rules, then the employee shall be entitled to demand that the options be transferred from the trustee's name into the employee's name.

       8.2 When the option has been exercised by the employee, the shares have been allotted to the trustee, the employee has paid the option exercise price in full and has signed and provided all the documents required at such time, the restriction period has concluded and payment has been made of all the tax due pursuant to the Plan, the law and the Commissioner's Rules, then the employee shall be entitled to request of the trustee to transfer the Shares into his name.

       8.3 The right of the employee to receive from the trustee the options, in the event they have not been exercised, or the shares after the options are exercised, in whole or in part, and the employee's right to require that the Shares and Options shall be registered in his name as aforesaid, and the right to request that the trustee will sell options or shares on his behalf and in his name for the purpose of financing the payments due thereon (subject to the Company's Articles of Association as the same shall be in force from time to time and subject to the provisions of law and to the Commissioner's Rules), are all personal and may not be transferred, assigned, pledged, withheld, attached or otherwise charged, either voluntarily or by virtue of any law, except for a transfer by virtue of a will or pursuant to the laws of inheritance, and no power of attorney or transfer deed shall be given with respect thereto, whether of immediate effect or with a future validity. Every such transfer, whether direct or indirect, whether made for immediate effect or in order to become effective in the future, shall be null and void, and the trustee shall not act in accordance therewith.

       8.4 If the employee was entitled to receive the option or the share pursuant to this Clause and to the Plan, the Company shall issue an option deed or a share certificate as necessary in the employee's name.

       8.5 In the event that bonus shares are allotted by virtue of the Shares allotted to an employee within the context of this Plan and which are registered in the name of the trustee, the same shall be allotted to the trustee and shall be registered in his name and for as long as the Shares are registered in the name of the trustee, they shall be considered for all purposes, and in particular, in all matters relating to the subjection thereof to the terms and conditions of the Plan and the provisions of Section 102 and the Commissioner's Rules, as if they were the original shares by virtue of which they were allotted.

              By signing the Agreement, the employee confirms that he expressly agrees to the provisions of this Clause and undertakes as is required by Rule 4(b)(2) of the Commissioner's Rules.

       8.6 As long as the Company is not a public Company traded on the Stock Exchange, the transfer of the shares after they have been registered in the name of the employee shall be restricted pursuant to the provisions of this Plan (including provision 18.2 below), to the provisions of the Company's Articles of Association, as the same shall be in force from time to time, and to every agreement between the Company and the employee.

9.     ADDITIONAL DOCUMENTS
       --------------------

       9.1 As long as the Shares have not been registered for trade on the Securities Stock Exchange, whether in Israel or abroad, the Company shall be entitled to demand from the employee at any time that the same shall provide any certificate, declaration or other document which the Company shall consider to be necessary pursuant to any law, whether local or foreign, or any certificate or agreement, (including an undertaking on the part of the employee not to sell his shares during any period which shall be required by an underwriter or investment bank or advisor of the Company for the purposes of any share issue, whether private or public, including any certificate or agreement which the Company shall need to obtain, if any, from the employees as members of a class of shareholders), or any certificate, declaration or other document which is deemed by the Board to be appropriate or necessary for the purpose of raising capital for the Company, whether by private issue or by public issue, whether in Israel or abroad for the purpose of merging the Company with another company, whether the Company shall be the surviving company or not, for the purpose of the reorganization of the Company, all as shall be deemed necessary by the Board in consultation with the Legal Advisor. The form of any document which the employee shall be required to sign shall be determined by the Legal Advisor, who shall formulate the document in his discretion, provided that in his opinion the raising of the additional capital as aforesaid, the merger or any other modifications as aforesaid shall not substantially prejudice the employee's investment in the Company. The dilution of the employee's holding in the Company which arises out of the raising of any additional capital or merger or out of the exercise of any options shall not be considered detrimental in any way to the employee's holdings.

              As long as the shares and/or the options are registered in the trustee's name, the same shall be authorized to sign in the employee's name and on his behalf on any of the aforesaid documentation. In the event that the options or Shares have been transferred into the name of the employee, and he has refused to confirm any document required by the Company as aforesaid by placing his signature thereon, the Legal Advisor shall be entitled, at the request of the Company, to sign any document in the name of the employee and on his behalf. In the event that with respect to a certain matter the Board and/or general meeting of the Company have taken resolutions, the trustee and/or the Legal

              Advisor shall exercise their authority as aforesaid, in their sole discretion, in order to advance and/or realize the resolution and/or its purpose.

       9.2 In order to guarantee the aforesaid, upon the earlier of the employee`s signing of the Agreement as is mentioned in Clause 6 hereof, or signing of the Power of Attorney attached hereto as Appendix F, the employee irrevocably empowers the Legal Advisor and/or the trustee, since the rights of the Company and of the other shareholders are dependent thereon, to sign in his name as aforesaid on any document as aforesaid, and the employee shall have no complaint or claim against the Legal Advisor or the trustee with respect to such signature. The employee will authenticate his signature in the presence of a notary, if he shall be asked to do so by the Company, in order to give full validity to the Power of Attorney.

              In the event that the Company shall offer securities to the public, so that its shares will be traded on the Stock Exchange in Israel or abroad, this Clause 9.2 shall cease to have effect on the date of the offer to the public, as this date shall be determined, by the Legal Advisor. In the event this Clause ceases to have effect, it shall not influence the validity of any document which has been signed pursuant to this Clause, prior to this Clause having ceased to have effect.

10.    TAXATION AND OTHER ARRANGEMENTS IN CONNECTION WITH THE TRANSFER OF THE
       ----------------------------------------------------------------------
       SHARES TO THE EMPLOYEE
       ----------------------

       10.1   General
              -------

              The options which shall be granted and the shares which shall be allotted pursuant to this Plan shall be granted and/or allotted in connection with the employee/employer relationship. The employee shall be liable for all taxes, duties, fines due to the employee's error or failure (but not due to the Company's error or failure) and for other payments which shall be imposed by the tax authorities (whether in Israel or abroad) and for every obligatory payment of whatever source with respect of the options, the shares or a dividend or any other benefit in respect thereof and/or for all charges which shall accrue to the employee and/or to the trustee in connection with the Plan, and in particular without prejudice to the generality of the aforesaid, for income tax, stamp duty, capital gains tax, value added tax and National Insurance contributions (some of which do not apply at the present date but in theory may apply in the future and are therefore included by way of example).

       10.2   Taxation of the Employee if Section 102 of the Ordinance Applies
              ----------------------------------------------------------------
              to the Plan
              -----------

[FREE, NON-BINDING TRANSLATION FROM THE HEBREW ORIGINAL]

              A general explanation follows as to the applicable tax in Israel only, provided that Section 102 applies to the Plan, but without prejudice to the full tax duty of the employee as aforesaid and in Clause 1.4 above, and the same shall not be considered a professional opinion given to the employee as to tax law. It is, therefore, clarified to the employee that he is to independently examine and seek professional advice for his own data regarding all tax consequences and aspects to which he shall be subject as a result of his participation in this Plan.

              10.2.1   Date of Tax Liability
                       ---------------------

                       In general and pursuant to the provisions of Section 102 and the Commissioner's Rules, the employee's income from the granting of the option or the share allotment in the trustee's name on his behalf shall be tax exempted. Furthermore, Rule 3(t) to the Ordinance shall not apply to the exercise of the option by the trustee. The date of the tax liability is the date of the transfer of the shares into the name of the employee or the date of the sale of the shares by the trustee or the employee. On such date, pursuant to the provisions of Section 102(C) of the Ordinance, the employee shall be deemed to have sold the shares for the consideration as this term is defined in Section 88 of the Ordinance. For this purpose, the "cost price" shall be deemed to be only the sum which has been paid by the employee in cash at the time of the allotment. The trustee must deduct 30% at source from the said consideration or such other rate as the Assessing Officer shall determine from time to time. Determination of the consideration and the mode of calculation of the amount of tax as hereinafter provided in this Clause, shall be in any manner which the trustee shall deem fit, and he is entitled to consult with the Company's Accountant in this regard. The employee shall not be entitled to an exemption from the tax due pursuant to
                       Section 97(c) of the Ordinance, and therefore, inter alia, the provisions relating to the exemption from tax provided by the Income Tax Order (Tax Exemption on Capital Gains from the Sale of Shares), 5742-1981, shall not apply to him. The Commissioner has the power to determine additional rules, conditions and regulations as provided in Section 102. In the event the employee has sold the shares after they have been transferred into his name by the trustee, the date on which the same have been transferred into the employee's name shall be deemed to be the purchase date and the sum determined for consideration as to Section 102(c) shall be deemed to be the original price.

              10.2.2   Tax Alternative for the Employee
                       --------------------------------

                       Pursuant to Rule 6(b) of the Commissioner's Rules, as it exists at the time the Plan is adopted by the Board, the employee is also entitled to the following tax alternative:
                       If the shares allotted are registered for trade on the Stock Exchange, the employee shall be entitled to ask the Assessing Officer by way of a notice to be sent by registered mail, within

                       30 days from the aforesaid registration date, that his shares shall be deemed to be sold pursuant to their average price on the Stock Exchange in the first three trade days; in the event the employee has asked for the aforesaid - he shall not be entitled to retract his request; the employee shall be entitled to postpone the payment of the tax due until the date on which the shares are deemed to have been sold pursuant to Rule 102(3) of the Ordinance. The aforesaid tax shall be paid by the trustee in addition to linkage and interest from the date of registration of the shares for trade on the Stock Exchange until the payment date; the employee shall deliver to the trustee a copy of the request filed pursuant to this Clause on the date on which the notice has been sent to the Assessing Officer.

              10.2.3   A Two Year Working Period
                       -------------------------

                       Pursuant to the Commissioner's Rules the exemption in
                       Section 102 shall not apply to options granted to the employee if within 2 years from the allotment to the trustee the employee has ceased to be an employee of the Company, unless to the satisfaction of the Commissioner the same has ceased as aforesaid due to death or to particular circumstances beyond the employee's control.

       10.3   Deduction at Source
              -------------------

              Without prejudice to the employee's obligation to pay all the taxes in connection with the option and/or the shares connected to the option in accordance with the provisions of Clause 10.1 above, the Company and/or any affiliated company and/or the trustee shall be entitled, in their absolute discretion, or shall be obliged, pursuant to the law and to the Commissioner's Rules, to make deductions at source from all payments due to the employee and to transfer the tax to the Assessing Officer at such time as they are by law or instruction of the Assessing Officer obliged to deduct the tax. Tax will be deducted from all payments due to the employee whether from salary due to the employee or from any payment due from any other source including funds from dividends or the consideration from sale of the Shares by the trustee as set forth in this Plan. The deduction at source shall be made as the Company or the trustee shall decide in accordance with the provisions of any law, as the same shall be construed by them and they are entitled to consult with the Company's Accountant. The employee shall not be entitled to contest the decision of the Company and/or the trustee or to make any claim against them even if they were mistaken in their considerations or were negligent in good faith with respect to the execution of the deduction at source.

       10.4   Taxation at the Time of Transfer of the Options or the Shares into
              ------------------------------------------------------------------
              the name of the Employee
              ------------------------

              10.4.1 In order to ensure that the tax shall be paid and as far as is possible that the income tax authorities shall not have any claim against the employee, the Company or the trustee - with respect to the payment of the tax, resulting from the grant of the options and allotment of the shares - before the options/shares are transferred into the name of the employee, the trustee shall obtain a certificate of the Assessing Officer to the effect that the tax due pursuant to Section 102(c) of the Ordinance and pursuant to the Commissioner's Rules (hereinafter, referred as the "Due Tax") has been paid and that the shares may be transferred into the name of the employee, or, any other permit as shall be deemed necessary by, and which meets the satisfaction of, the trustee or the Company. Alternatively, as shall be determined by the trustee at his discretion, the trustee shall transfer to the Assessing Officer 30%, or any other percentage due by law or by the Commissioner's Rules, of the consideration, as defined in Section 88 of the Ordinance, on account of the Due Tax as calculated by the trustee, and the trustee is entitled to consult in this matter with the Company's Accountant. The employee shall not be entitled to raise any complaint against the trustee, the Company or the Accountant with respect to the calculation of the consideration and the Due Tax. The employee shall contact the Assessing Officer with any complaint with respect to over payment of tax.

              10.4.2 The employee shall be obliged, in coordination with the trustee and the company, to provide the trustee, (if required to do so by the trustee or by the Company or by the Company's Accountant) with an approval of the Assessing Officer as to the Due Tax from the employee with respect to the options and/or the shares which is to be paid to the Assessing Officer as a condition for the transfer of the shares into the name of the employee in such form as shall be acceptable to the trustee, who shall be entitled to consult in this matter with the Company's Accountant. The employee shall be obliged to deliver to the trustee or to the Company, upon request, any documentation, approval or other data they in their discretion require, for purposes of organizing payment of the Due Tax pursuant to the Plan. Upon receipt by the trustee from the employee of the approval of the Assessing Officer as to the amount of Due Tax, the employee shall pay the trustee the amount of the Due Tax and the trustee shall pay the same to the Assessing Officer. Alternatively, in accordance with trustee's demand, the employee shall pay the Due Tax directly to the Assessing Officer and shall provide the trustee with the Assessing Officer's approval of the payment, in customary form releasing the trustee and the Company from all liability for payment of the tax.

              10.4.3 It is hereby declared that if only part of the full amount of the tax is paid by the trustee, whether by way of deduction of tax at source or otherwise, then, the said payments shall be deemed only an advance payment on account of the employee's Due Tax liability, and the employee shall bear the responsibility for clarification of the full liability, including reporting to the tax authorities and payment of the Due Tax.

              10.4.4 The employee shall bear all payments, levies, fees and taxes, (such as the stamp duty), connected with the transfer of the shares into his name.

       10.5   Certificate of Assessing Officer - General
              ------------------------------------------

              The Company or the trustee shall be entitled, at any time, to apply to the Assessing Officer and with respect to an employee abroad, whether an employee of the Company or of an affiliate, the Company shall be entitled to apply to any foreign tax authority, for receipt of their approval as to the amount of tax which the Company or the employee or the trustee is to pay to the tax authorities for the granting options or the allotment of shares, or regarding any other question with respect to the application of this Plan. The approval shall be in a form acceptable to the trustee or the Company to the effect that upon the payment of such sum there shall be no further demands whatsoever by the tax authorities against the Company or its affiliate or the trustee with respect to such shares or options.

              For the avoidance of doubt, upon signing the Option Agreement, the employee and the Company, empower each of the Company and the trustee - individually, to approach at any time as they deem fit, the Assessing Officer, the Commissioner of Income Tax or any Foreign Tax Authority, in their names in order to obtain an approval from them regarding any matter arising out of this Plan.

              The Board or the trustee shall be entitled to delay any application of the employee as aforesaid to sell shares or to transfer them into his name (or, in the event that Section 102 doesn't apply, to exercise the option) until receipt of the approval of the Assessing Officer (or of the Foreign Tax Authority). This reply might be delayed, for an extended period or until other arrangements are provided for, which in the Board's opinion, will ensure that the Company and the trustee shall not be charged with any tax payment in the future. The employee shall not be entitled to make any complaints on the grounds of the delay in the selling of the options or the shares or as a result of any damage caused to him as a result of the aforesaid delay.

       10.6   Indemnification of the Company and the Trustee with Respect to Tax
              ------------------------------------------------------------------
              Payments
              --------

              Since it is possible that the tax authorities may demand a larger payment than the amount estimated, and which was demanded of the employee; and since pursuant to the provisions of the Plan, the employee alone is liable for the full payment of the tax arising out of his participation in the Plan, the employee declares and covenants, upon signing the Option Agreement, that the Company, the related Company and the trustee shall not bear any liability and shall be indemnified by him against all expenses or losses which are caused to them with respect to any payments of tax which shall be made by them, including payments for non-deduction of tax at source in connection with the granting of the option, the exercise thereof, the allotment of the shares, the sale of the shares or the transfer of the shares into the name of the employee, and the payment of dividends.

       10.7   Tax Exemption Pursuant to Sections 95 and 97(a) of the Ordinance
              ----------------------------------------------------------------
              and Pursuant to Chapter Seven of the Encouragement of Industry
              --------------------------------------------------------------
              (Taxes) Law, 5729-1969
              ----------------------

              In the event that Section 102 shall apply to the Plan, then upon signing the Agreement the employee acknowledges in writing in accordance with the Commissioner's Rules that he undertakes not to apply for a tax exemption pursuant to Sections 95 and 97(a) of the Ordinance or pursuant to Chapter Seven of the Encouragement of Industry (Taxes) Law, 5729-1969, with respect to the transfer of the shares prior to the end of the Restriction Period and before the Due Tax has been paid. In accordance with the provisions of the Commissioner's Rules, the exemption provided by Section 102(b) of the Ordinance shall not apply to shares which are sold under tax exemption pursuant to Sections 95 or 97(a) of the Ordinance or in the context of an exemption for the sale of shares upon a merger of corporations. The employee shall also confirm his agreement in writing to the provisions of the Trust Deed signed by the Company and the trustee. The form of the employee's confirmation is annexed hereto as Appendix G.

11.    DIVIDENDS
       ---------

       11.1 The Shares shall participate equally in every cash dividend which shall be declared and distributed to the holders of the ordinary shares of the Company, subject to the provisions hereof.

       11.2 A cash dividend shall be distributed only with respect to those shares that have been allotted as a result of exercise of options by the Fixed Date for the distribution of the dividend, and to a person registered in the register of members as the shareholder.

              The employee shall not have any claim against the Company, its directors or shareholders, if for any reason whatsoever, whether dependent upon the Company or upon the employee, the shares have not been allotted to the employee by Fixed Date.

       11.3 Notice of a resolution of the Board to distribute a dividend shall be sent by registered mail, by facsimile or by any means which in the Board's opinion ensures that the notice will reach every employee to whom options have been granted and who are entitled to exercise the same by the Fixed Date, at least seven days prior to the Fixed Date for the distribution of the dividend, or shall be delivered to them by hand at least 48 hours prior to the Fixed Date. An employee who is entitled pursuant to the Plan to require the trustee to exercise an option for the purchase of any shares on his behalf by the Fixed Date, may do so, and if he does so by the Fixed Date, the shares which are allocated with respect to the options that have been exercised by the Fixed Date shall be entitled to participate in the distribution of the dividend.

       11.4 A dividend with respect to Shares registered in the name of the trustee, shall be paid to the trustee, subject to any lawful deduction of tax, whether at the usual rate applicable to a dividend or at a higher rate. The trustee shall transfer the dividend to the employees in accordance with instructions that he shall receive from the Company. Alternatively, the Company shall be entitled to pay the dividend directly to the employee subject to the deduction of the applicable tax.

       11.5 Without derogating from the provisions of Clause 10.3 above, the Company or the trustee shall be entitled to set off and deduct at source from any dividend (that shall be declared and distributed as aforesaid) any sum that the employee owes to the Company or to the trustee, whether under this Plan or otherwise, and/or any sum that the employee owes to the income tax authorities with respect to the dividend, including the tax applicable, if applicable, to the transfer of the dividend from the trustee to the employee, the options, the exercise thereof, the allotment of the shares, the transfer of the shares into the name of the employee, or any other matter relating to the shares and/or the options.

12.    RIGHTS AND/OR BENEFITS ARISING OUT OF THE EMPLOYEE/ EMPLOYER RELATIONSHIP
       -------------------------------------------------------------------------
       AND THE ABSENCE OF AN OBLIGATION TO EMPLOY
       ------------------------------------------

       12.1 No income or profit which shall be credited or which purports to be credited to the employee with respect to the Plan shall in any manner be taken into account in the calculation of the basis of the employee's entitlement from the Company or from its affiliates of any social welfare right or of other rights or benefits arising out of the employee/employer relationship. Without derogating from the generality of the aforegoing, such income shall not be taken into account for the purposes of calculation of social security, managers' insurance, pension fund, advanced studies fund, severance payments, holiday pay and the like. If pursuant to any law the Company shall be obliged for the purposes of the calculation of the said items to take into account income or profit actually or theoretically credited to the employee, then and in such case, the employee shall indemnify the Company against any expense caused to it in this matter.

       12.2 Nothing in this Plan shall be interpreted as obliging the Company or its related Company to employ the employee. Furthermore, the relationship between the Company and the employee shall be conducted without reference to this Plan. The employee shall not have any claim at any time against the Company or related Company as a result of termination of his employment in the event that the termination of his employment at any time causes the options to expire and prevents him from realizing his expectation to exercise the options and to receive Share of the Company pursuant to any agreement between him and the Company; and causes him damage as a result of the early imposition of a tax liability pursuant to the Commissioner's Rules.

13.    ADJUSTMENTS FOR CHANGES IN THE CAPITAL STRUCTURE
       ------------------------------------------------

       In the event that changes are made in connection with the capital structure of the Company, including, but without derogating from the generality of the aforegoing, changes in the Shares which are subject to the Plan (by way of merger, combination, reorganization, changes in capital structure, distribution of bonus shares, distribution of a non-cash dividends, splitting of shares, liquidation dividends, consolidation of shares, exchange of shares, change in the structure of the Company or otherwise), the Board shall make the appropriate changes to the options and/or the Shares in order to reflect such event. In the event that such adjustment shall create fractions of shares, such fractions of shares shall be ignored for the purposes of calculating the number of shares subject to a particular option in accordance with the instructions of the Board.

       All shares originating from a change or adjustment as aforesaid, shall be deemed for all purposes (including in all matters related to the subjection thereof to the terms of the Plan and the provisions of Section 102 and the Commissioner's Rules, if applicable) to be the original shares in respect whereof the change or adjustment was made.

14.    AMENDMENT OF THE PLAN, AMENDMENT OF EXISTING OPTIONS OR THE REPLACEMENT
       -----------------------------------------------------------------------
       THEREOF
       -------

       If in the Board's opinion the Plan as formulated does not fulfill its objectives or its objectives may be fulfilled in a better and more efficient manner, it is entitled to cancel the Plan in whole or in part or to change the same and/or to establish another incentive Plan in its place, whether it be for options, shares or other rights or benefits which in the opinion of the Board will correctly reflect the balance between the achievement of the objectives of the Plan and the other interests of the Company and of the employees, including tax considerations.

15.    COMMENCEMENT OF THE PLAN; TERMINATION, FREEZING OR LAPSE THEREOF
       ----------------------------------------------------------------

       15.1 The Plan shall enter into force on the date which shall be fixed by the Board. In the event that the Board shall decide to bring the Plan under Section 102, shares will not be allotted to the trustee earlier than thirty days from the date of the notice to the Assessing Officer of the adoption thereof (pursuant to Section 102 and the Commissioner's Rules) (herein referred to as the "Date of Commencement of the Plan").

              The Plan shall also apply to all the options shares in respect of which the Company has undertake to employees prior to the Date of Commencement of the Plan.

       15.2 The Board is entitled, at any time, to freeze or terminate the Plan and also to determine that this Plan shall apply to those employees to whom the Company has given a prior undertaking to grant options and/or shares, but that another plan shall apply to new employees. In the event that the Plan is not brought to an earlier end, it shall lapse on the expiration of 10 (ten) years from the Date of Commencement of the Plan as aforesaid. In the event that the Plan shall lapse, options shall not be allotted under the Plan, but options which have been granted thereunder may be exercised after the Plan shall have lapsed or frozen, subject thereto. The termination or freezing of the Plan shall not affect employees to whom shares have been allotted or options granted on a date prior to the termination or freezing of the Plan.

16.    RELEASE OF THE TRUSTEE AND THE LEGAL ADVISOR FROM LIABILITY AND
       ---------------------------------------------------------------
       INDEMNIFICATION
       ---------------

       In no event shall the trustee or the Legal Advisor be liable to the Company and/or the employee under the Plan and/or to any third party (including, without derogating from the generality of the aforegoing, the income tax authorities and any other governmental or administrative authority), or to a purchaser of shares from the employee, with respect to any act which has been carried out and/or which shall be carried out, or with respect to any opinion which has been given or which shall be given with respect to this Plan, the execution thereof and any matter in connection therewith or arising therefrom. The Company and the employee covenant upon signing the Option Agreement that they will not make any claim against the trustee and the Legal Advisor in any manner whatsoever and on any ground whatsoever and they expressly agree that if the trustee or the Legal Advisor shall be sued by them, then the trustee or the Legal Advisor shall be entitled by virtue of this Clause alone to apply to the court for dismissal of the action against the trustee or the Legal Advisor with costs. The Company covenants and agrees that if an action is commenced by any third party against the trustee or the Legal Advisor, they shall be entitled, without any objection on the Company's part, to join in the Company as third party to any action and a judgment against them will be paid by the Company.

       The Company and the employee covenant to indemnify the trustee and/or the Legal Advisor against any liability of this nature and/or in relation to any claim and/or demand against the trustee and/or the Legal Advisor by any person whatsoever, including the tax authorities, with respect to their acts or omissions in connection with this Plan.

17.    ARBITRATION
       -----------

       Every dispute or disagreement between the Company and the employee in relation to and/or in connection with the Plan shall be referred to the exclusive decision of the Legal Advisor acting as a sole arbitrator. The arbitrator shall not be bound by laws of evidence or by substantive law and shall not be obliged to give grounds for his decision and shall be empowered to dispose of a matter by way of compromise in his absolute discretion. The parties are aware that the Legal Advisor is the Legal Advisor of the Company and that for this reason or for any other reason arising out of his relationship with the Company the Legal Advisor may find himself in a position of conflicting interests. The Legal Advisor alone shall decide if a conflict of interest exists which precludes him from serving as arbitrator or from fulfilling any other duty in connection with the Plan. The Company and the employee hereby waive any claim with respect to this matter. In the event that the Legal Advisor shall decide that it is not proper that he should serve as arbitrator in a particular dispute, he shall transfer his powers to a sole arbitrator who shall be appointed by the Legal Advisor pursuant to an arbitration deed drafted by the Legal Advisor.

18.    THE EMPLOYEE'S DECLARATIONS AND COVENANTS
       -----------------------------------------

       Upon signing the Agreement, the employee declares and acknowledges that he is aware and agrees:

       18.1 That the shares of the Company are not traded on any stock exchange; that the Company has no obligations either towards him or in general to register its shares or its options or the shares or options of the employee for trading on a stock exchange, or to offer the same to the public in any manner whatsoever.

       18.2 That in addition to the restrictions under the Plan with respect to the transfer of the Shares which the employee shall receive as a result of the exercise of the option, as these shall exist from time to time, as long as the Company shall be a private company or a public company whose shares are not traded on any stock exchange, every other restriction or amendment to any restriction pursuant to the provisions of the founding documents of the Company as the same shall be in force from time to time shall also apply. As a result of these restrictions, the employee may never be able to sell or otherwise transfer the shares which shall be allotted to him as a consequence of the exercise of the option or the shares which shall be allotted to him pursuant to the Plan. The employee is aware that the Company, as long as it shall be a private company (or a public company whose shares are not traded on any stock exchange) is interested in ensuring that its shares shall not be transferred to a person having no connection with it, in particular because of the restricted number of shares. The absence of consent of the Board to the sale of shares by the employee to any third party may place the employee in a position in which the shares will not be transferred from the name of the trustee into his name (in the event that Section 102 shall apply) since the employee will not have the means to pay the Due Tax.

       18.3 That there may be potential difficulties and/or impossibility in exercising the option in whole or in part as a result of restrictions and conditions to which the option is subject, including, inter alia, the possibility of the lapse of the option as a result of the employee leaving the Company, subject to the provisions of the Plan. The same shall apply with respect to the shares which have been allotted pursuant to the Plan.

       18.4 That in view of the complicated and uncertain nature of the taxation provisions, and the fact that they are subject to change from time to time, it is recommended that the employee study the regulations and tax laws relating to the matter and/or shall seek the advice of a professional advisor who has expertise in tax matters connected with the Plan (such as the restrictions and the risks inherent in the granting of the option and/or the exercise of options and the allotment of shares to employees pursuant to the Income Tax Laws and/or pursuant to any other statute and law). Every explanation which the employee shall receive from the Company or on its behalf with respect to the tax consequences is not a binding obligation of the Company towards the employee.

       18.5 That a situation may occur in which the tax consequences that arise out of the granting of the options and/or out of the exercise thereof and/or the allotment of the shares shall convert the granting of the options and/or the exercise thereof and/or the receipt of the shares into a clearly undesirable proposition for the employee. The Company, expressly, does not take upon itself any obligation in this matter and does not make any declaration with respect to the tax consequences connected with the granting of the options, and/or the exercise thereof, and/or the allotment of the shares, and/or the transfer thereof into the name of the employee, and upon signing the Option Agreement, and/or upon the exercise the options, the employee takes upon himself all risks and consequences inherent therein.

       18.6 That the Company is engaged in an area of intense competition, speedy technological changes, and a limited number of customers, and therefore, and because of the large number of limitations in the Plan, if the employee shall be required to pay the Option Exercise Price for the options or for their exercise, then his investment in the shares of the Company or in the options is a high risk speculative investment.

       18.7 That by signing the Agreement, the employee confirms and covenants that he acquires the share for the purposes of investment and not for the purpose of distribution, as is defined in the Securities Act 1933 of the United States. If the Company's shares shall be traded in the United States, the employee shall not sell the Shares, unless he has received legal advice from the Legal Advisor or a United States attorney acceptable to the Legal Advisor, that the sale of the shares does not constitute a breach of the said Act or the rules which were made pursuant thereto (including
              Section 144) or that the sale of the shares is exempt from the provisions of the said Act.

       18.8 That by signing the Agreement the employee waives any right of first refusal to purchase shares of the Company which other shareholders offer to sell, and waives any pre-emptive rights to purchase shares which the Company is allotting or shall allot in the future, in the event that such rights exist or shall exist pursuant to the Company's Article of Association as shall be in force from time to time.

19.    MISCELLANEOUS
       -------------

       19.1 Every option and/or share given to the employees is subject to the condition that if, in the opinion of the Legal Advisor, it is necessary as a condition for and/or in connection with the issue of the shares subject to the option and/or in connection with the registration of the shares for trade on any stock exchange, to fulfill any precondition in order to facilitate such registration as aforesaid, or for purposes of writing a prospectus or for the receipt of the consent and/or approval of any administrative or governmental authority, either in Israel or abroad, or for the receipt of the consent of an underwriter or underwriters for the offer of shares to the public, then and in such case the option shall not be exercised in whole or in part and the shares shall not be registered unless the said requirements are fulfilled upon conditions acceptable to the Board.

              The Company shall be free of all liability whatsoever with respect to its inability, due to the absence of the consent or approval as aforesaid or due to the Company's unwillingness to comply with the said requirements or to bear the costs incurred therein. Nothing in this Plan shall impose on the Company the obligation to issue to the public or to register for trading (pursuant to any securities' law) the options granted pursuant to the Plan or the shares issued pursuant to the options or the shares allotted to the employee and a legend testifying these limitations may be stamped on every share certificate or Option (including the Agreement).

       19.2 The consideration that shall be received from the exercise of the options and/or the purchase of the shares pursuant to the Plan shall serve the Company as working capital.

       19.3 The Plan and all of its documents including the Agreement shall be governed by Israeli law. The Israeli courts or authorized tribunals of the State of Israel shall have the exclusive jurisdiction over this Plan.

20.    NOTICES AND/OR INSTRUCTIONS
       ---------------------------

       Every notice or instruction which is required or permitted pursuant to the Option Agreement or the Plan, shall be given in writing, and shall be deemed to have been delivered on the date it is delivered to the addressee by hand or by fax or within 3 (three) working days after it has been sent by registered mail to the parties' address as it appears in the preamble to the Agreement.

APPENDIX A
                  THE INCOME TAX (TAX CONCESSIONS ON A SHARE
                   ALLOTMENT TO EMPLOYEES) RULES, 5749-1989

By virtue of my power pursuant to section 102 of the Income Tax Ordinance (hereinafter referred to as "the Ordinance") I make these rules:

Definitions
-----------

1.   In these rules -

     (1) "the holding period" means the period commencing on the date when the qualifying allotment was made and ending on the date when the employee was charged tax on the shares pursuant to section 102(c) of the Ordinance;

     (2)  "relative" means as defined in section 76 of the Ordinance;

     (3) "qualifying allotment" means an allotment of which notice is given as provided in section 4, which meets the conditions prescribed in these Rules;

     (4) "the Adjustments Law" means the Income Tax (Adjustments for Inflation) Law, 5745-1985.

Trustee's Approval
------------------

2. (a) An application for the approval of a trustee shall be made to the Commissioner in writing on the form in schedule "A".

     (b) The Commissioner may approve a person as trustee, either generally or for a particular share allotment, if he is satisfied that all the following have been fulfilled:

          (1) the person is an advocate or certified public accountant or an unlimited liability company, all of whose shareholders are advocates or certified public accountants or that he may serve as a trustee pursuant to section 5 of the Joint Investments Trust Law, 5721-1961;

          (2) the person is not a shareholder of the allotting company, is not an employee of the said company and does not serve as a director of it; for the purpose hereof, "person" includes his relative, partner, employer or employee and in the case of a trustee which is a company or cooperative society, it includes a shareholder or the holder of rights in it.

     (c) Should a person's appointment as trustee be approved without the approval being limited to a particular share allotment, the Commissioner may cancel the approval with respect to allotments the making of which is after the date of cancellation.

Trust Instrument
----------------

3.   A company and trustee applying for the application of the  provisions of section 102 of the Ordinance to apply with respect to a particular share allotment shall execute a trust instrument containing all the obligations prescribed in the form in schedule "B" and furnish a copy thereof to the Assessing Officer together with the notice of the allotment plan as provided in section 4.

Notice Of Allotment
-------------------

4. (a) A company and trustee applying for the application of the provisions of section 102 of the Ordinance to apply with respect to a particular share allotment shall send to the Assessing Officer, at the office where the company's file is kept, notice of the allotment plan on the form in schedule "C"; the notice shall be submitted to the Assessing Officer at least 30 days before the allotment is made; should the company have a withholding tax file at another office, the company and trustee shall send a copy of the notice to the said office.

     (b) The notice mentioned in sub-section (a) shall inter alia include the following undertakings:

          (1) the company's undertaking that if bonus shares are allotted by virtue of the shares allotted for an employee in the scope of the qualifying allotment, they will be transferred to the trustee; the trustee's undertaking to apply to the said shares the provisions of section 102 of the Ordinance and these Rules, as though they were shares which had been allotted in the scope of the qualifying allotment and notice that the company and trustee are in possession of a written certificate from the employee that he agrees that the provisions of this paragraph shall apply to the bonus shares;

          (2) notice that the company and trustee hold a written certificate from the employee that he undertakes not to claim a tax exemption pursuant to section 95 or 97(a) of the Ordinance on account of a transfer of the shares prior to the end of the holding period.

Controlling Shareholders
------------------------

5. The exemption prescribed in section 102(b) of the Ordinance shall not apply with respect to shares allotted for an employee, if on the date of allotment or as a result of the allotment he is a controlling shareholder of the company; for the purpose hereof, "controlling shareholder" has the definition contained in section 32(9) of the Ordinance.

Miscellaneous Exceptions
------------------------

6. (a) The exemption prescribed in section 102(b) of the Ordinance shall not apply with respect to an employee, if within two years of the date of allotment he stops being an employee of the company, unless he stops being such by reason of death or special circumstances beyond the employee's control, to the satisfaction of the Commissioner.

     (b) Should the shares allotted in the scope of a qualifying allotment be listed for trade on a stock exchange, the employee may apply to the Assessing Officer, in notice to be sent by registered mail within 30 days of the date of such listing, for his shares to be deemed sold at their average stock exchange price in the first three trading days; should the employee so apply, he may not withdraw his application; the employee may defer payment of the tax for which he is liable until such time as the shares are deemed sold pursuant to section 102(c) of the Ordinance; the said tax shall be paid by the trustee with the addition of linkage differentials and interest from the date the shares are listed for trade on the stock exchange until the date of payment; the employee shall deliver to the trustee a copy of the application filed pursuant to this section at the time he sends the notice to the Assessing Officer.

     (Three)   For the purpose of sections 7 and 8 the real capital gain shall be adjusted as prescribed for the purpose of the employee's liability pursuant to sub-section (b) from the date of listing until the date when the shares are deemed sold pursuant to section 102(c) of the Ordinance.

Capital Adjustments
-------------------

7. (a) A company shall not be entitled to a capital supplement pursuant to the Adjustments Law on account of a qualifying allotment; this provision shall not apply with respect to an amount paid by an employee in cash; for the purpose hereof "payment in cash" excludes a waiver of remuneration.

     (b) Notwithstanding the aforesaid in sub-section (a), the company shall be entitled to a capital supplement at the time when the tax is paid by the employee or the trustee with respect to the shares allotted to him in the scope of a qualifying allotment; the amount permitted as a capital supplement shall be equal to the real capital gain as determined for the purpose of the employee's tax liability.

Expense
-------

8. (a) A company shall not be entitled to claim the deduction of any amount on account of a qualifying allotment or on account of remuneration waived by the employee in consideration for shares allotted to him in the scope of a qualifying allotment.

     (b) Notwithstanding as provided in sub-section (a), a company will be allowed an expense at the time when the tax is paid by the employee or the trustee with respect to the shares allotted to the employee in the scope of a qualifying allotment; the amount allowed the company as an expense shall be equal to the real capital gain as determined for the purpose of the employee's tax liability.

Redeemable Shares
-----------------

9. The exemption prescribed in section 102(b) of the Ordinance shall not apply with respect to an allotment of redeemable shares.

Exempt Transfer
---------------

10. The exemption prescribed in section 102(b) of the Ordinance shall not apply with respect to shares sold with a tax exemption pursuant to sections 95 or

     97(a) of the Ordinance or in the scope of an exemption for the sale of shares in corporate mergers.


Share Transfer
--------------

11. The exemption prescribed in section 102(b) of the Ordinance shall not apply, if within two years of the date of issue the trustee transfers the shares to the employee or to another person or signs a share certificate transfer form or the employee sells his right to receive the shares or his right as beneficiary of the shares held by the trustee.

Retroactive Cancellation
------------------------

12. (a) If after the date of allotment a condition for the grant of exemption prescribed in these Rules or in special conditions prescribed by the Commissioner is not fulfilled or the exemption is cancelled pursuant to section 13, the employee shall, within 30 days of the date on which the condition was not fulfilled or from the date of cancellation, as the case may be (hereinafter referred to as "the date of breach"), pay the higher of the following:

          (1) the tax exempted at the time of the allotment, plus linkage differentials and interest from the date of allotment to the date of payment;
          (2) the tax which would apply pursuant to section 102(c) of the Ordinance were the shares sold on the date of the breach.

     (b) If the tax for which the employee would be liable pursuant to section 102(c) of the Ordinance had the trustee sold the shares on the expiration of two years from the date of allotment exceeds the tax for which he is liable pursuant to sub-section (a), as adjusted, the employee shall pay the difference to the Assessing Officer within seven days of the end of the said two years.

     (c) Should the employee be taxed pursuant to this section, the trustee shall continue to hold his shares until the end of two years from the date of allotment or until receiving a certificate from the Assessing Officer that the tax has been paid in accordance with the provisions of this section, whichever is the later.

     (d) Should the Assessing Officer determine the value of the shares received by an employee for the purpose of computing the tax from which the employee was exempted as provided in sub-section (a) or (b), the said determination shall be governed by the provisions prescribed in the Ordinance with regard to objection and appeal.

Non-Fulfilment Of Particulars And Conditions
--------------------------------------------

13. The Commissioner may cancel the exemption prescribed in section 102(b) of the Ordinance with respect to a particular allotment, if special conditions prescribed by him in advance with respect to the allotment are not fulfilled or if particulars contained in the notice of the allotment plan are not fulfilled.

Withholding Tax
---------------

14. A trustee shall not transfer the share certificates to any person whatsoever until after he has transferred to the Assessing Officer 30% of the consideration or such other percentage as fixed by the Assessing Officer or until after he has been furnished with a certificate from the Assessing Officer that tax has been paid at such rate and if there is an applicable tax pursuant to section 6(b), 12 or 13 - the tax pursuant to the said section has been paid; the said tax and certificates shall be furnished to the Assessing Officer by the trustee within seven days of the date of the share sale or of the release of the share certificates from the trustee's possession, whichever is the earlier, together with notice in the form set out in schedule "D".

Registration
------------

15. Subject to Rule 17 hereinafter, the employer shall keep a separate record with respect to each allotment plan and give a copy of it to the trustee; the said records shall include every particular relating to the allotment, including -

     (1) the names of the employees to whom shares have been allotted in the scope of the qualifying allotment, their ID numbers and addresses;

     (2) the quantity, class and description of the shares allotted to each employee, including the share numbers;

     (3) a breakdown of the amounts paid by each employee for the shares and the dates of payment;

     (4)  the date of allotment;

     (5) acts done with respect to the shares, including the transfer of the shares to the employee or his heirs, and the sale of the shares.

Reporting
---------

16. Subject to Rule 17 hereinafter, a trustee shall report within 30 days of the start of each tax year on -

     (1) the balance of each employee's shares at the start of the preceding tax year;

     (2)  acts done with respect to the shares during the previous year;

     (3)  bonus shares allotted by virtue of the shares;

     (4) the balance of each employee's shares on the last day of the preceding tax year;

     (5)  dividend distributed by virtue of the shares;

     (6) shares with respect to which a tax charge applies pursuant to section 102(c) of the Ordinance, the amount of consideration on their account of them and the amount of tax transferred by the trustee or for the payment of which a certificate was furnished to the trustee.

Report To The Securities Authority
----------------------------------

17. Should all the particulars mentioned in sections 15 and 16 be included in a report which has been filed with the Securities Authority, a copy of the report filed with the Authority shall be filed instead of the report to be filed pursuant to sections 15 and 16.

APPENDIX B

                                TRUST INSTRUMENT

          Made in ______________________ this 29th day of March 1995

BETWEEN:       ELIYAHU LERNER, CPA

               of 7 Haomanim St, Tel Aviv

               (hereinafter referred to as "the Trustee")

                                                               of the first part
                                                               -----------------

AND            PICTEL TECHNOLOGIES LTD

               of 22 Hayetzira St, PO Box 3654, Petah Tikvah 49130

               (hereinafter referred to as "the Company")

                                                              of the second part
                                                              ------------------


WHEREAS on 9th January 1995 the Trustee was approved by the Commissioner of Income Tax by virtue of his authority pursuant to section 102 of the Income Tax Ordinance (hereinafter referred to as "the Ordinance") as trustee for the purpose of the Company's employee option and/or share allotment plan;

AND WHEREAS    on 29th March 1995 the Company adopted a share and/or option allotment plan within the meaning of section 102 of the Ordinance
               (hereinafter referred to as "the plan") for its employees;

AND WHEREAS    pursuant to the plan the Company will from time to time allot shares or rights to shares (hereinafter referred to as "shares") to employees in a qualifying allotment within the meaning of this term in the Income Tax (Tax Concessions on a Share Allotment to Employees) Rules, 5749-1989 (hereinafter referred to as
               "qualifying allotment") (hereinafter referred to as "the Rules");

AND WHEREAS    pursuant to the plan all the shares in the qualifying allotment will be allotted to the Trustee for him to hold on trust as provided in the Rules, the plan and this trust instrument.

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1. The recitals hereto, the Rules and such special conditions as the Commissioner prescribes for the purpose of the allotment constitute an integral part of this trust instrument.

2. Pursuant to the plan the share certificates will not be allotted to the Company's employees but will be allotted in the Trustee's name and be held by him for a period of not less than 24 months (hereinafter referred to as "the lock-up period").

3. Before the end of the lock-up period or before payment of the applicable tax or of 30% of the consideration has been paid as provided in clause 4, whichever is the later, the shares may not be transferred, assigned, pledged, attached or any other voluntarily lien and no power of attorney or instrument of transfer shall be given with respect to them, whether their effect be immediate or on a future date, other than a transfer by virtue of a will or pursuant to law; should the shares be transferred by virtue of a will or pursuant to law as aforesaid, the provisions of section 102 and the Rules shall apply to the employee's heirs or transferees.

4. From the end of the lock-up period each employee shall be entitled at any time to require the Trustee to transfer the shares to which he is entitled into his name, provided that the Trustee shall not transfer the shares as aforesaid until after the applicable tax charged pursuant to section 102(c) of the Ordinance and the Rules (hereinafter referred to as "the applicable tax ") has been paid and the Trustee holds a certificate to that effect from the Assessing Officer or until after the Trustee has transferred to the Assessing Officer 30% of the consideration on account of the applicable tax.

5. If pursuant to the conditions of the plan an employee is granted rights for the purchase of shares, those rights shall be allotted in the Trustees name. The employee shall be entitled to instruct the Trustee to exercise the rights as prescribed in the plan. The shares which are the subject of the rights shall be allotted to the Trustee in accordance with the provisions of section 2 above and they shall be governed by the provisions of this instrument. The lock-up period shall include the period during which the rights granted for the purchase of the shares were held by the Trustee.

6. If bonus shares are allotted on account of the shares which were allotted for an employee in the scope of a qualifying allotment, the bonus shares shall be transferred by the Company to the Trustee and the Trustee's obligations pursuant to this instrument shall respectively also apply to the bonus shares.

7. The Company undertakes to the Trustee that it will not, in any way whatsoever undertake to allot shares to employees in the scope of a qualifying allotment unless prior to the allotment it obtains a certificate from the employee that he undertakes to the Assessing Officer not to make a transfer of the shares with respect to which a tax exemption applies and not to claim a tax exemption pursuant to section 95 or 97(a) of the Ordinance or pursuant to Chapter Seven of the Encouragement of Industry (Taxes) Law, 5729-1969, on account of the share transfer before the applicable tax has been paid.


8. A condition for this arrangement with respect to a particular employee shall be his agreement in writing to the provisions of this agreement.


                      AS WITNESS THE HANDS OF THE PARTIES

(Signed)                                       (Signed & Stamped)

______________________________                 ______________________________
The Trustee                                    The Company

                                  APPENDIX C

29th March 1995

The Assessing Officer
Tel Aviv


Dear Sir,

          Notice Of A Qualifying Allotment Pursuant To The Income Tax
              (Tax Concessions On A Share Allotment To Employees)
           Rules, 5749-1989 (hereinafter referred to as "the Rules")
           ---------------------------------------------------------

1. In accordance with section 3 of the Rules we notify you that Pixel Technologies Ltd (hereinafter referred to as "the company") has resolved to adopt a share/option plan, that has been adopted by it, within the meaning of section 102 of the Income Tax Ordinance and pursuant to the Rules, in the scope whereof options and shares will be allotted to the company's employees on a qualifying allotment within the meaning of the Rules.

2. The date of the option allotment in the scope of the plan will not be before 30 days from the date of this notice or after _________.

3. Eliyahu Lerner, CPA will be the trustee for the plan's implementation (hereinafter referred to as "the trustee"). The trustee's appointment was approved on 9th January 1995 by the Commissioner of Income Tax in accordance with his authority pursuant to section 102 of the Ordinance.

4. (a) In accordance with section 4(b) of the Rules, the company hereby undertakes to the Assessing Officer that if an employee is allotted bonus shares by virtue of the shares allotted for him in the scope of the qualifying allotment, they will be transferred to the trustee so long as the trustee holds the shares allotted to him for the employee in the scope of the qualifying allotment. The trustee hereby undertakes to the Assessing Officer to apply the provisions of section 102 of the Ordinance to the said bonus shares as though the bonus shares were shares allotted to the employee in the scope of the qualifying allotment.

     (b) In accordance with section 4(b) of the Rules, we confirm to you that before the allotment is made we shall arrange to obtain a written certificate from the employee that he agrees that the arrangement will apply to him and that he undertakes not to claim a tax exemption pursuant to section 95 or 97(a) of the Income Tax Ordinance or pursuant to Chapter Seven of the Encouragement of Industry (Taxes) Law, 5729-1969 by reason of a transfer of the shares prior to the end of the holding period.

5. A trust instrument as provided in section 3 of the Rules is enclosed herewith.

6. The trustee undertakes to the Assessing Officer that he will not transfer the shares or the share certificates until after the tax charged pursuant to section 102 of the Ordinance and in accordance with the Rules has been paid or after the trustee has transferred to the Assessing Officer 30% of the consideration on account of the tax charged.

7. The company or the employee has furnished to the trustee a certificate from the Assessing Officer as to the level of tax payable as a condition for the shares' transfer into the employee's name. The trustee will only transfer the shares to the employee only after the amount of tax prescribed in the Assessing Officer's certificate has been paid.


Yours faithfully,

(Signed)                                       (Signed & Stamped)

______________________________                 ______________________________
The Trustee                                    The Company

                         ACCORD TELECOMMUNICATION LTD

                                  APPENDIX D
             TO THE COMPANY'S EMPLOYEE OPTIONS AND/OR SHARES PLAN

                           (Section 7.1 of the Plan)

                                EXERCISE NOTICE
                                ---------------

                                                             Date: _____________


Eliyahu Lerner, CPA
The Trustee Under The Company Employee Share And/Or Option Plan
Of Accord Telecommunication Ltd
24 Raoul Wallenberg St
Tel Aviv 67897
--------------

Dear Sir,

I hereby give you notice that I wish you to exercise on my behalf the option granted to you on _____________ to purchase _____ ordinary shares of Accord Telecommunication Ltd (hereinafter referred to as "the company") on my behalf and that you should purchase _____ ordinary shares in accordance with the said option at a price of NIS ___________ per share.

Attached to this notice herewith is a cheque in the sum of NIS ___________ in payment of NIS ___________ for the said shares.

I acknowledge that all the shares will be allotted to you and registered in your name and that every share certificate with respect to them will be held by you.

I also acknowledge that I may only apply for the shares to be transferred to my name after the lock-up period as defined in the plan and after any tax and/or other payment on account thereof has been paid and that all the provisions of the plan and the law will apply.

Yours faithfully,


_______________

                         ACCORD TELECOMMUNICATION LTD

                                  APPENDIX E
             TO THE COMPANY'S EMPLOYEE OPTIONS AND/OR SHARES PLAN

                           (Section 7.3 of the Plan)

                                EXERCISE NOTICE
                                ---------------

                                                              Date: ____________
Accord Telecommunication Ltd.
10 Martin Gahal St
P.O. Box 3654
Petach Tikva 49130
------------------

Dear Sirs,

By this notice I hereby exercise the option granted to me for an employee of the company on ____________ to purchase _____ ordinary shares of Accord Telecommunication Ltd. on behalf of ____________ with respect to _____ ordinary shares in accordance with the said option at a price of NIS ____________ per share.

Enclosed herewith is a check in the sum of NIS ____________ in payment for the said shares.

Yours faithfully,


_____________
Eliyahu Lerner

                         ACCORD TELECOMMUNICATION LTD

                                  APPENDIX F
                 TO THE COMPANY'S EMPLOYEE AND/OR SHARES PLAN

                            (Section 9 of the Plan)

                         IRREVOCABLE POWER OF ATTORNEY
                         -----------------------------

I the undersigned hereby authorise and empower Adv. David Cohen (hereinafter referred to as "the legal advisor") and/or Eliyahu Lerner, CPA or such person as succeeds him as trustee for the purpose of the employee options/shares plan of Accord Telecommunication Ltd (hereinafter respectively referred to as "the trustee" and "the company") as follows:

1. I authorise and empower the trustee, so long as any shares and/or options that have been allotted or granted for me are registered in his name, to exercise every right, power and authority attached to the shares and/or options and to sign any document (including any agreement, including merger agreement of the company or agreement for the purchase or sale of its assets and all documents ancillary thereto, decision, application, deed, receipt and the like), affidavit or certificate for and on my behalf with regard to the shares and/or options or the rights that they represent in the company, insofar as he deems necessary or desirable.

2. Without derogating from section 1 above, I authorise and empower the trustee, so long as the shares and/or options are registered in his name, and empower the legal advisor after the shares and/or options have been transferred into my name, to sign on my behalf and in my stead on any document (as set out in section 1 above), affidavit or certificate (including any waiver of a right of first refusal to purchase shares offered for sale by other shareholders of the company and/or of a pre-emptive right to purchase shares that the company is allotting or will allot in future, insofar as such rights exist or shall exist in future, in accordance with the company's articles as they may be in effect from time to time), for and on my behalf or to undertake for and on my behalf if the legal advisor or the trustee deems fit at their absolute discretion, that the document, affidavit or certificate is necessary or desirable for the purpose of any issue of the company, whether such is a private issue or a public offering, in Israel or abroad, for the purpose of the company's merger with another company, whether or not the company is the surviving company, for the purpose of the company's reorganisation and all in accordance with what they deem necessary or desirable.

This power of attorney shall be construed as broadly as possible, based on the provisions of the company's employee options/ shares plan and its objects and intents and in accordance with the instructions of the legal advisor at his discretion, and it is irrevocable since the rights of the company and its other shareholders are dependent hereon.

This power of attorney shall expire at such time as the company goes public in a way that its shares are traded on a stock exchange in Israel or abroad, as such time is fixed, for this purpose, by the legal advisor. The expiration of this power of attorney shall not, in any way whatsoever, effect the validity of any document (as set out in section 1 above), affidavit or certificate signed as aforesaid by virtue of this power of attorney prior to its expiration.

                 As witness my hand this _____ day of _________


_______________


                           __________________________
                       I certify the aforegoing signature

                          ACCORD TELECOMMUNICATION LTD

                                   APPENDIX G
              TO THE COMPANY'S EMPLOYEE OPTIONS AND/OR SHARES PLAN

                           (Section 10.7 of the Plan)

The Income Tax Commission
The Assessing Officer
Accord Telecommunication Ltd ("Accord")
Eliyahu Lerner, CPA or such person as succeeds him as trustee for the purpose of the company's employee share and/or option plan ("the trustee")


Dear Sirs,

                    Agreement, Certification And Undertaking
                    ----------------------------------------

I hereby confirm to you that -

1. I agree that the arrangement mentioned in section 102 of the Income Tax Ordinance shall govern the options and shares due to me from Accord and apply to me in full.

2. I hereby agree to the provisions of the trust instruments executed between Accord and the trustee (hereinafter referred to as "the trust instrument").

3. I agree that if bonus shares are allotted by virtue of the shares that have been allotted for me in a qualifying allotment or which are subject to options that have been granted to me, they shall be allotted to the trustee and be registered in his name, and the provisions of section 102 of the Income Tax Ordinance ("the Ordinance") and the Income Tax (Tax Concessions On The Allotment Of Shares To Employees) Rules, 5749-1989 ("the Commissioner's Rules") shall govern the said shares as though they were the original shares in respect to which they were allotted and the trustee's obligations pursuant to the trust instrument shall respectively also govern the bonus shares.

4. I hereby undertake to the Income Tax Commission and the Assessing Officer not to apply for or claim a tax exemption under section 97(a) or 104 of the Ordinance or for an exemption for the sale of shares in the scope of corporate mergers on account of a transfer of shares that have been allotted to me or that are subject to the options that have been granted to me pursuant to the plan, before I have paid the applicable tax with respect to those shares in accordance with the Ordinance and the Commissioner's Rules, and I further undertake not to transfer the shares where a tax exemption applies to such transfer, before the tax charged has been paid.

5. I agree that the trustee and the company shall notify the Assessing Officer, pursuant to section 4(b) of the Commissioner's Rules, that they are holding this confirmation.



________________

                                                                               2